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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2000


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


               Delaware                   1-15951            22-3713430
     (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)            File Number)      Identification No.)


         211 Mount Airy Road
          Basking Ridge, NJ                                    07920
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000
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ITEM 5.  OTHER EVENTS

         Henry B. Schacht resigned his position as Chairman of the Board of Directors of Avaya Inc., a Delaware corporation (the "Company"), effective October 23, 2000. Lucent Technologies Inc., a Delaware corporation ("Lucent"), has announced that Mr. Schacht will become the Chairman and Chief Executive Officer of Lucent, effective October 23, 2000. Mr. Schacht will remain a member of the Board of Directors of the Company.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AVAYA INC.



Date: October 23, 2000                      By: /s/ Garry K. McGuire Sr.
                                                --------------------------------
                                            Name: Garry K. McGuire Sr.
                                            Title: Chief Financial Officer